Supplement dated October 10, 2023 to the Statutory Prospectus dated May 1, 2023 for the following flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company:

M's Versatile Product IX, M's Versatile Product VII, M's Versatile Product VIII, M's Versatile Product, M's Versatile Product VI, MVP VUL 10, MVP VUL Survivorship 3, MVP VUL Accumulator, M's Versatile Product – Survivorship II, Pacific Select Performer 500, Pacific Prime VUL, Pacific Select Survivorship VUL, Pacific Select VUL, Pacific Select VUL – Accumulation, Pacific Select Excel Survivorship VUL, Pacific Select Exec IV, Pacific Select Exec, Pacific Select Exec V, Pacific Select Exec Preserver VI,
Pacific Select Exec II, and Pacific Select Exec III

And the following flexible premium variable universal life insurance policy issued by Pacific Life & Annuity Company:
Pacific Select Exec V NY

The purpose of this supplement is to announce various underlying fund changes and service center changes. This supplement must be preceded or accompanied by the Statutory Prospectus, as applicable (collectively, the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Pacific Select Fund Portfolio Investment Advisor (Subadvisor) Changes

Effective November 1, 2023, the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY is amended to reflect that the Investment Advisor (Subadvisor) for the Diversified Bond Portfolio will change from Western Asset Management Company, LLC to Loomis Sayles & Company, L.P. The Investment Advisor (Subadvisor) for the Mid-Cap Equity Portfolio will change from Scout Investments to Blackrock Investment Management, LLC.

Effective November 1, 2023, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Pacific Select Fund Mid-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Blackrock Investment Management, LLC)	0.69%[1]

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective November 1, 2023, the service center business hours in the Timing of Payments, Forms and Requests section are deleted and replaced with the following:

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 6 a.m. through 5 p.m. Pacific time.

Form No. 15-53208-00
85-53209-00